UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016

INGEVITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37586	47-4027764
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Virginia Avenue		29406
North Charleston, South Carolina (Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 844-643-8489

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Separation Related Agreements

On May 14, 2016, Ingevity Corporation (the “Company”) entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) with WestRock Company (“WestRock”), pursuant to which WestRock agreed to transfer its specialty chemicals business to the Company (the “Separation”) and distribute 100% of the outstanding common stock of the Company to WestRock stockholders in a distribution intended to be tax-free to WestRock stockholders (the “Distribution”). The Distribution, which was effective at 11:59 p.m., Eastern Time, on May 15, 2016 (the “Effective Time”), was made to WestRock stockholders of record as of the close of business on May 4, 2016. As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “NGVT” on the New York Stock Exchange.

In connection with the Separation and Distribution, on May 14, 2016, the Company and its affiliates entered into various agreements with WestRock and its affiliates contemplated by the separation and distribution agreement to provide a framework for the Company’s relationship with WestRock after the Separation and Distribution, including the following agreements:

•	a Tax Matters Agreement;

•	a Transition Services Agreement;

•	an Employee Matters Agreement;

•	a Crude Tall Oil and Black Liquor Soap Skimmings Agreement; and

•	an Intellectual Property Agreement.

A summary of these agreements and the Separation and Distribution Agreement can be found in the Company’s information statement, dated May 3, 2016 (the “Information Statement”), and attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 3, 2016, under the section entitled “Certain Relationships and Related Person Transactions.” These summaries from the Information Statement are incorporated by reference into this Item 1.01 as if restated in full. The description of those agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of those agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5 herewith.

Item 2.03	Creation of a Direct Financial Obligation

Borrowing under Revolving Credit Facility

On May 13, 2016, in connection with the Separation and the Distribution, the Company borrowed $200 million in senior secured revolving loans pursuant to its Credit Agreement, dated March 7, 2016 (the “Credit Agreement”), with the lenders party thereto and Wells Fargo Bank, N.A. The proceeds of the borrowing, together with the proceeds of the Company’s May 9, 2016 borrowing of $300 million of senior secured term loans pursuant to the Credit Agreement and cash on hand, were used to pay a distribution to WestRock in the amount of $266,417,761.12, to fund a trust in the amount of $68.9 million for the repayment of certain obligations of the Company and WestRock, and for general corporate purposes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Officers

In connection with the Separation and the Distribution, as of the Effective Time, the following individuals became executive officers of the Company as set forth in the table below:

D. Michael Wilson	President & Chief Executive Officer
John C. Fortson	Executive Vice President, Chief Financial Officer & Treasurer
Katherine P. Burgeson	Executive Vice President, General Counsel and Secretary
Edward A. Rose, III	Executive Vice President & President, Performance Chemicals
S. Edward Woodcock, Jr.	Executive Vice President & President, Performance Materials
Phillip J. Platt	Chief Accounting Officer & Corporate Controller

Mr. Platt, 35, serves as Chief Accounting Officer and Corporate Controller. Mr. Platt has held the position since December 2015 when he joined Ingevity from FMC Corporation. While at FMC, Mr. Platt served as Manager of External Reporting from January 2011 to September 2015, Director of External Reporting and Technical Accounting in October 2015, and Assistant Corporate Controller from October 2015 to December 2015. Prior to joining FMC Corporation, Mr. Platt was with KPMG from 2003 to 2010.

Biographical and compensation information on each of the rest of the officers appointed as officers of the Company can be found in the Company’s Information Statement under the section entitled “Management—Executive Officers Following the Distribution” and “Executive Compensation,” which are incorporated by reference into this Item 5.02.

Appointment of Directors

On May 15, 2016, the Board expanded its size from three directors to seven directors, effective as of immediately prior to the Effective Time. As of the Effective Time, Richard B. Kelson, Luis Fernandez-Moreno, J. Michael Fitzpatrick, Frederick J. Lynch, Daniel F. Sansone and D. Michael Wilson were appointed as directors of the Company and Steve C. Voorhees and Ward H. Dickson, who had been serving as members of the Board, ceased to be directors of the Company. Jean S. Blackwell, who had been elected to the Board effective May 2, 2016, remains on the Board and will continue to serve as a director of the Company and as Chair of the Audit Committee of the Board following the Distribution. Effective as of immediately prior to the Effective Time, Richard B. Kelson was appointed as Chairman of the Board.

As a result of the elections and resignation described above, the Board of the Company is currently constituted into three classes, as follows:

Class I:	Richard B. Kelson and D. Michael Wilson are appointed to serve in the first class of directors of the Board whose term expires at the Company’s 2017 annual meeting of stockholders;

Class II:	J. Michael Fitzpatrick and Daniel F. Sansone are appointed to serve in the second class of directors of the Board whose term expires at the Company’s 2018 annual meeting of stockholders; and

Class III:	Jean S. Blackwell, Luis Fernandez-Moreno and Frederick J. Lynch are appointed to serve in the third class of directors of the Board whose term expires at the Company’s 2019 annual meeting of stockholders.

Biographical and compensation information for each of the directors appointed to the Board can be found in the Company’s Information Statement under the section entitled “Directors—Board of Directors Following the Distribution” and “Executive Compensation,” which are incorporated by reference into this Item 5.02.

As of the Effective Time:

•	Mr. Fitzpatrick, Mr. Fernandez-Moreno and Mr. Sansone were appointed to serve as members of the Audit Committee of the Board. Ms. Blackwell (Chair) had already been appointed to serve as a member of the Audit Committee of the Board and will continue to serve in that capacity;

•	Mr. Fitzpatrick (Chair) and Messrs. Kelson, Lynch and Fernandez-Moreno were appointed to serve as members of the Nominating and Governance Committee of the Board;

•	Mr. Lynch (Chair), Messrs. Kelson and Sansone and Ms. Blackwell were appointed to serve as members of the Compensation Committee of the Board; and

•	Mr. Kelson (Chair), Messrs. Fitzpatrick and Lynch and Ms. Blackwell were appointed to serve as members of the Executive Committee of the Board.

Ingevity Omnibus Incentive Plan

As described in the Information Statement, Ingevity adopted the Ingevity Omnibus Incentive Plan (the “Stock Plan”). Awards of stock options, stock appreciation rights, restricted stock, restricted stock units, and certain other awards may be granted officers, employees and directors of Ingevity under the Stock Plan, and such awards may be subject to vesting terms and conditions in the discretion of the Compensation Committee, which will administrator the Stock Plan. The following limitations apply under the plan:

•	Maximum number of shares underlying awards that may be granted: 4,000,000

•	Maximum number of shares that may be granted pursuant to incentive stock options: 4,000,000

•	No participant (other than a non-employee director) may be granted during any calendar year:

o	stock options and stock appreciation rights covering in excess of 150,000 shares

o	performance-based awards (other than stock options and SARs) intended to qualify under Section 162(m) of the tax code covering in excess of 150,000 shares

•	No participant who is a non-employee director may be granted during any calendar year stock-based awards having a fair market value in excess of $250,000 on the date of grant.

•	No employee may be granted during any calendar year cash awards, restricted stock unit awards or performance unit awards that may be settled solely in cash having a value determined on the grant date in excess of $4,000,000.

The foregoing share limits are subject to adjustment in certain circumstances to prevent dilution or enlargement. And the foregoing description is qualified in its entirety by reference to the Stock Plan, which is attached as Exhibit 10.6 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Effective as of the Effective Time, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation) and Bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Company’s Information Statement under the section entitled “Description of Capital Stock,” which is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 8.01	Other Events

Press Release

On May 16, 2016, the Company issued a press release announcing the completion of the Distribution and the start of the Company’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.2.

Company Policies

In connection with the Distribution, the Board adopted Corporate Governance Guidelines, a Code of Ethical Conduct, a Code of Ethical Conduct for CEO and Senior Financial Officers, a Code of Business Conduct and Ethics for the Board of Directors, a Code of Business Conduct and Ethics, a Securities and Insider Trading Policy, an Ethics Line Policy and a Conflict of Interest Policy, effective as of immediately prior to the Effective Time. Copies of the Company’s policies are available under the Governance section of the Company’s website at www.ingevity.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

3.1	Amended and Restated Certificate of Incorporation of Ingevity Corporation.

3.2	Amended and Restated Bylaws of Ingevity Corporation.

10.1	Tax Matters Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.2	Transition Services Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.3	Employee Matters Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.4	Crude Tall Oil and Black Liquor Soap Skimmings Agreement, dated as of May 14, 2016, by and between WestRock Shared Services, LLC, WestRock MVW, LLC, on behalf of the affiliates of WestRock Company, and Ingevity Corporation.

10.5	Intellectual Property Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.6	Ingevity Corporation 2016 Omnibus Incentive Plan, effective May 16, 2016.

99.1	Information Statement of Ingevity Corporation, dated May 3, 2016 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Ingevity Corporation with the SEC on May 3, 2016)

99.2	Press release of Ingevity Corporation, dated May 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION

Date: May 16, 2016	By:	/s/ Katherine P. Burgeson
Katherine P. Burgeson
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

3.1	Amended and Restated Certificate of Incorporation of Ingevity Corporation.

3.2	Amended and Restated Bylaws of Ingevity Corporation.

10.1	Tax Matters Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.2	Transition Services Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.3	Employee Matters Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.4	Crude Tall Oil and Black Liquor Soap Skimmings Agreement, dated as of May 14, 2016, by and between WestRock Shared Services, LLC, WestRock MVW, LLC, on behalf of the affiliates of WestRock Company, and Ingevity Corporation.

10.5	Intellectual Property Agreement, dated as of May 14, 2016, by and between WestRock Company and Ingevity Corporation.

10.6	Ingevity Corporation 2016 Omnibus Incentive Plan, effective May 16, 2016.

99.1	Information Statement of Ingevity Corporation, dated May 3, 2016 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Ingevity Corporation with the SEC on May 3, 2016)

99.2	Press release of Ingevity Corporation, dated May 16, 2016.